UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

GREAT AJAX CORP.
(Exact name of registrant as specified in charter)

Maryland	001-36844	47-1271842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13190 SW 68th Parkway
Suite 201
Tigard, OR 97223
(Address of principal executive offices)

Registrant’s telephone number, including area code:
503-505-5670

9400 SW Beaverton-Hillsdale Hwy
Suite 131
Beaverton, OR 97005
(Former Address)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On November 5, 2020, Great Ajax Corp., a Maryland corporation (the “Company”), issued a press release regarding its financial results for the third quarter ended September 30, 2020 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is available on the Company’s website.

The information provided in Item 2.02 of this report, including Exhibit 99.1, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure

On November 5, 2020, the Company will hold an investor conference call and webcast to discuss financial results for the third quarter ended September 30, 2020, including the Press Release and other matters relating to the Company.

The Company has also made available on its website presentation materials containing certain additional information relating to the Company and its financial results for the third quarter ended September 30, 2020 (the “Presentation Materials”). The Presentation Materials are furnished herewith as Exhibit 99.2, and are incorporated by reference in this Item 7.01. All information in Exhibit 99.2 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information provided in Item 7.01 of this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information or Exhibit 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events

On November 5, 2020, the Company announced a change of its corporate headquarters to 13190 SW 68th Parkway Suite 201, Tigard, OR 97223. The Company's telephone number remains the same, 503-505-5670.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated November 5, 2020
99.2	November 2020 Presentation Materials
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 5, 2020
99.2	November 2020 Presentation Materials
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Mary Doyle
Name:	Mary Doyle
Title:	Chief Financial Officer

Dated: November 5, 2020